                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                     AMERIGON INCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                             AMERIGON INCORPORATED

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 16, 1997

                            ------------------------

Dear Shareholder:

    The Annual Meeting of Shareholders of Amerigon Incorporated, a California corporation, will be held at the Company's headquarters at 404 E. Huntington Drive, Monrovia, California 91016, on Monday, June 16, 1997, at 10:00 a.m., Pacific time, for the following purposes:

    (1) To elect six directors to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

    (2) To vote on a proposal to approve the Amerigon Incorporated 1997 Stock Incentive Plan;

    (3) To ratify the grant to six of the Company's directors of options to purchase an aggregate of 220,000 shares of the Company's Class A Common Stock; and

    (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Your attention is directed to the accompanying proxy statement. Only shareholders of record at the close of business on April 28, 1997 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

    All shareholders are requested to sign, date and complete the enclosed proxy and return it promptly in the accompanying postage-prepaid, pre-addressed envelope, whether or not they expect to attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted.

                                          By Order of the Board of Directors,

                                          /s/ Joshua M. Newman

                                          SECRETARY

Monrovia, California
April 30, 1997

            PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL
             IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING

                             AMERIGON INCORPORATED
                            404 E. HUNTINGTON DRIVE
                           MONROVIA, CALIFORNIA 91016

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 16, 1997

                            ------------------------

PERSONS MAKING THE SOLICITATION

    This proxy statement is furnished in connection with the solicitation by the Board of Directors of Amerigon Incorporated, a California corporation (the "Company"), of proxies for use at the Annual Meeting of Shareholders to be held at the Company's headquarters at 404 E. Huntington Drive, Monrovia, California 91016, on Monday, June 16, 1997, at 10:00 a.m., Pacific time, and at any adjournment thereof (the "Annual Meeting"). This proxy statement is first being mailed to shareholders on or about May 7, 1997. Shareholders are requested to sign, date and return the enclosed proxy card in order to ensure that their shares are represented at the Annual Meeting.

    The shares represented by each properly-executed, unrevoked proxy card will be voted as directed by the shareholder executing the proxy. If no direction is made, the shares represented by each properly-executed, unrevoked proxy will be voted "FOR" the election of management's nominees for the Board of Directors, "FOR" the proposal to approve the Amerigon Incorporated 1997 Stock Incentive Plan (the "1997 Plan"), and "FOR" the proposal to ratify the grant of stock options to certain directors of the Company. With respect to any other item of business that may come before the Annual Meeting, the proxy confers upon the proxy holders discretionary authority to vote the proxy in accordance with their best judgment.

    In addition to solicitation by mail, regular employees of the Company may solicit proxies in person or by telephone without additional compensation. The Company also will pay persons holding shares in their names or in the names of their nominees, but not owning such shares beneficially, for the expenses of forwarding soliciting materials to the beneficial owners of such shares. The Company will bear all expenses incurred in soliciting its shareholders. Such expenses are estimated not to exceed $10,000.

REVOCABILITY OF PROXY

    Any proxy executed and given by a shareholder of the Company may be revoked by the shareholder who executed it at any time before it is voted at the Annual Meeting by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, by executing and delivering a subsequent proxy, or by attending the Annual Meeting and voting in person. A proxy will also be deemed to have been revoked if written notice of the death or incapacity of the maker of such proxy is received by the Company before the vote with respect to which such proxy is given.

RECORD DATE

    Only holders of shares of Class A Common Stock of the Company ("Common Stock") at the close of business on April 28, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the Record Date, there were 12,542,500 shares of Common Stock issued and outstanding.

VOTING RIGHTS AND REQUIREMENTS

    The presence in person or by proxy of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required to constitute a quorum for the transaction of business at the Annual Meeting. Holders of the Common Stock are entitled to one vote for each share held as of the Record Date except as otherwise described below in the event that shareholders are entitled to cumulate votes in the election of directors. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock represented and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) is required for the shareholders to take action at the Annual Meeting with respect to any matter other than the election of directors. In the election of directors (whether or not cumulative voting is invoked in the election), the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

    In the election of directors, a shareholder shall not be entitled to cumulate votes (I.E., cast for any one or more candidates a number of votes greater than the number of such shareholder's shares) unless the candidate's or candidates' names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of such shareholder's intention to cumulate votes. As of the date of this Proxy Statement, the Company has not received any such notice from a shareholder. If any shareholder timely gives such a notice, each shareholder will be entitled to cast in the election of directors such number of votes as is equal to the number of shares held multiplied by the number of directors to be elected. Such votes may then be cast for a single candidate or may be distributed among two or more candidates in such proportion as may be determined by the shareholder.

    The accompanying proxy card grants the named proxies discretionary authority to vote cumulatively, if cumulative voting applies. In such event, unless otherwise instructed, the named proxies intend to vote equally "FOR" each of the six candidates for director; provided, however, that if sufficient numbers of Company shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will determine the number of directors they are entitled to elect, select such number from among the named candidates, cumulate their votes, and cast their votes for each candidate among the number they are entitled to elect. If voting is not conducted by cumulative voting, shareholders holding a majority of the Common Stock will be able to elect all of the directors, and the other shareholders will be unable to elect any director or directors.

    Votes cast by proxy or in person at the Annual Meeting will be counted by an inspector of election appointed by the Board of Directors to act as election inspector for the meeting. Shares represented by proxies that reflect abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, will not constitute a vote "for" or "against" any matter, and thus will be disregarded in the calculation of a plurality or of votes cast on any matter submitted to the shareholders for a vote.

    The inspector of election will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered present for quorum purposes and may be entitled to vote on other matters). Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card.

PRINCIPAL SHAREHOLDERS

    The table below sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 25, 1997 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each director and/or nominee for director; (iii) each of the Company's executive officers identified in the compensation table under "Executive Compensation" (the "Named Executive Officers"); and (iv) all executive officers and directors of the Company as a group. The Company is not aware of any person who is not a Company director, nominee for director or executive officer who beneficially owns more than 5% of the outstanding Common Stock.

                                                                         AMOUNT AND
                                                                          NATURE OF
                                                                         BENEFICIAL   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                   OWNERSHIP      CLASS
-----------------------------------------------------------------------  -----------  -----------
Lon E. Bell (2)(3)(4)..................................................   3,451,938         27.5%
Joshua M. Newman (5)...................................................      21,787            *
R. John Hamman, Jr. (6)................................................       6,771            *
Daniel R. Coker (7)....................................................       6,250            *
Roy A. Anderson (8)(9).................................................      64,167            *
Roger E. Batzel (8)(9).................................................      50,833            *
John W. Clark (9)......................................................      29,167            *
A. Stephens Hutchcraft, Jr. (8)(9).....................................      77,499            *
Michael R. Peevey (8)(9)...............................................      54,167            *
Norman R. Prouty, Jr. (8)(9)...........................................      59,167            *
Richard A. Weisbart (10)...............................................           0            *
All executive officers and directors as a group (10 persons)
  (2)(3)(4)(5)(6)(7)(8)(9)(10).........................................   3,759,138         29.3%

------------------------

  * Less than 1%.

 (1) For all shareholders listed, the address is c/o Amerigon Incorporated, 404
    E. Huntington Drive, Monrovia, California 91016.

 (2) 2,592,903 of the shares are held in an escrow which was created in connection with the Company's initial public offering. Dr. Bell has sole voting power over such shares, but has an economic interest in such shares only to the extent conditions for release from the escrow are satisfied. See "Escrow Shares" below.

 (3) Includes an aggregate of 79,998 shares which Dr. Bell has transferred to three trusts created for the benefit of his children. Dr. Bell and his wife are co-trustees of these trusts and share voting power and investment power with respect to these shares.

 (4) Dr. Bell has granted options to purchase an aggregate of 730,720 shares of his Common Stock to certain directors, executive officers and employees of the Company as follows: Mr. Newman, 267,148 shares; Mr. Hamman, 2,500 shares; Mr. Coker, 5,000 shares; other employees and consultants, 406,072 shares; and Messrs. Anderson, Batzel, Hutchcraft, Peevey, and Prouty, 10,000 shares each. Of these options, options to purchase 618,706 shares of Common Stock relate to Dr. Bell's Escrow Shares and are exercisable only at such time, if ever, as the Escrow Shares are released as Common Stock from Escrow, and the remaining options do not relate to Escrow Shares. All of the 730,720 shares issuable upon the exercise of these options are reported in the above table as being beneficially owned by Dr. Bell. With respect to the other persons named in the table, the shares covered by these options are reported as being beneficially owned by such persons only to the extent that their respective options are exercisable on or before June 24, 1997. The shares covered by options granted by Dr. Bell

                                              (FOOTNOTES CONTINUED ON NEXT PAGE)
    have been tabulated only once for purposes of determining the beneficial ownership of all directors and officers as a group.

 (5) Includes 21,787 shares issuable upon exercise of options granted by Dr. Bell, which have vested to date. Does not include 245,361 shares issuable upon the exercise of options to purchase Dr. Bell's Escrow Shares, which vest only at such time, if ever, as the Escrow Shares are released from Escrow.

 (6) Includes 4,271 shares of Common Stock which are subject to options granted under the Company's 1993 Stock Option Plan and 2,500 shares which are subject to options granted by Dr. Bell. Effective March 14, 1997, Mr. Hamman resigned as the Company's Vice President of Finance and Chief Financial Officer. Mr. Hamman's shares have been excluded from the calculation of beneficial ownership of all directors and executive officers as a group.

 (7) Includes 1,250 shares issuable upon exercise of options granted by Dr. Bell, which have vested to date. Does not include 3,750 shares issuable upon exercise of options to purchase Dr. Bell's Escrow Shares, which vest only at such time, if ever, as the Escrow Shares are released from Escrow.

 (8) Includes, as to each of Messrs. Anderson, Batzel, Hutchcraft, Peevey, 2,500 shares issuable upon the exercise of options granted by Dr. Bell. Does not include, as to each such person, 7,500 shares issuable upon the exercise of options to purchase Dr. Bell's Escrow Shares, which vest only at such time, if ever, as the Escrow Shares are released from Escrow.

 (9) Includes, as to each of Messrs. Anderson, Batzel, Clark, Hutchcraft, Peevey, and Prouty, 61,667, 48,333, 16,667, 74,999, 51,667 and 56,667
    shares, respectively, issuable upon exercise of options granted to such directors under the Company's 1993 Stock Option Plan.

(10) Mr. Weisbart is expected to join the Company as a director and as President and Chief Operating Officer on May 5, 1997. Number of shares excludes 150,000 shares covered by options which have been approved for issuance to Mr. Weisbart under the Company's 1993 Stock Option Plan. Such options will not be exercisable on or before June 24, 1997.

ESCROW SHARES

    In order to incentivize management of the Company to achieve certain stock price and income targets, and as a condition of the Company's Initial Public Offering ("IPO") in June 1993, the Company's then existing shareholders (the "Original Shareholders") placed 3,000,000 shares (the "Escrow Shares") of Common Stock into escrow ("Escrow") pursuant to an agreement by and among the Original Shareholders, the Company, and the escrow agent (the "Escrow Agreement"). The Escrow Shares will automatically be released from Escrow to the Original Shareholders upon satisfaction of certain conditions with respect to 1,000,000 shares, referred to as "Escrow Target I," and upon satisfaction of certain other conditions with respect to an additional 2,000,000 shares, referred to as "Escrow Target II." Escrow Targets I and II are subject to adjustment upon certain issuances of Common Stock. The Escrow Agreement will terminate upon the earlier of the release of all the Escrow Shares or April 30, 1999 (the "Escrow Period"). During the Escrow Period, the Original Shareholders may vote, but may not transfer, the Escrow Shares; PROVIDED, HOWEVER, options for Escrow Shares may be granted. The conditions for release of the Escrow Shares are as follows:

        (a) Escrow Target I: 1,000,000 of the Escrow Shares will be released in the event that the Company's Minimum Pretax Income (as defined below) for any of the fiscal years ending December 31, 1997 and December 31, 1998 equals or exceeds the following amounts, as adjusted to date (assuming (i) none of the presently outstanding options or warrants are exercised and (ii) all of such options or warrants (except outstanding warrants issued in connection with the IPO and outstanding options granted under the 1993 Stock Option Plan (collectively, the "Excluded Options and Warrants")) are exercised:

                                                                  IF NONE OF
                                                                      THE       IF ALL OF THE
                                                                  OUTSTANDING    OUTSTANDING
                                                                  OPTIONS AND    OPTIONS AND
                                                                 WARRANTS HAVE  WARRANTS HAVE
                                                                     BEEN           BEEN
FISCAL YEAR ENDING                                                 EXERCISED      EXERCISED
---------------------------------------------------------------  -------------  -------------
                                                                    (DOLLARS IN THOUSANDS)
December 31, 1997..............................................    $  15,280      $  25,412
December 31, 1998..............................................       20,373         33,883

        (b) Escrow Target II: The remaining 2,000,000 shares held in Escrow will be released in the event that the Company's Minimum Pretax Income (as defined below) for any of the fiscal years ending December 31, 1997 and December 31, 1998 equals or exceeds the following amounts, as adjusted to date (assuming (i) none of the presently outstanding options or warrants are exercised and (ii) assuming all of such options (other than the Excluded Options and Warrants) are exercised):

                                                                  IF NONE OF
                                                                      THE       IF ALL OF THE
                                                                  OUTSTANDING    OUTSTANDING
                                                                  OPTIONS AND    OPTIONS AND
                                                                 WARRANTS HAVE  WARRANTS HAVE
                                                                     BEEN           BEEN
FISCAL YEAR ENDING                                                 EXERCISED      EXERCISED
---------------------------------------------------------------  -------------  -------------
                                                                    (DOLLARS IN THOUSANDS)
December 31, 1997..............................................    $  24,448      $  40,660
December 31, 1998..............................................       30,560         50,825

------------------------

    "Minimum Pretax Income" means for any fiscal year the Company's net income before provision for income taxes and exclusive of (i) any extraordinary items,
(ii) charges to income resulting from the release of the Escrow Shares or (iii) charges to income resulting from options granted by Dr. Bell or of options granted under the Company's 1993 Stock Option Plan, as reflected in the Company's audited financial statements. The Escrow Agreement provides that the minimum pretax income conditions in Escrow Target I and Escrow Target II be adjusted for any issuance of Common Stock after the IPO other than stock issued upon the exercise of the underwriter's over-allotment option granted in connection with the IPO, the underwriter's warrants granted in connection with the IPO or options under the 1993 Stock Option Plan.

    The escrow targets set forth above were determined by negotiation between the Company and the underwriter of the IPO and should not be construed to imply or predict any future earnings by the Company or any increase in the market price of its securities.

    On April 30, 1999, all shares that have not been released from Escrow will automatically be exchanged for shares of Class B Common Stock, which will then be released from Escrow. The Class B Common Stock is neither transferable nor convertible and its rights with respect to dividends and liquidation distributions are inferior to those of the Class A Common Stock. Therefore, the Class B Common Stock has limited economic value. Any money, securities, rights or property distributed in respect of the Escrow Shares, including any property distributed as dividends or pursuant to any stock split, merger, recapitalization, dissolution, or total or partial liquidation of the Company, shall be held in Escrow until release of the Escrow Shares. Any dividends or other distributions made with respect to Escrow Shares for which the relevant earnings levels have not been reached within the Escrow Period will be forfeited and contributed to the capital of the Company on April 30, 1999.

    The Company expects that the release, if any, of the Escrow Shares will be deemed compensatory and, accordingly, will result in substantial charges to earnings equal to the fair market value of the Escrow Shares as of the date on which they are released. Such charges could substantially increase the loss or reduce or eliminate the Company's net income for financial reporting purposes for the periods in which the Escrow Shares are released or are probable of being released. Although the amount of compensation expense recognized by the Company will not affect total shareholders' equity, it may have a negative effect on the market price of the Company's securities.

    Pursuant to the terms of a shareholders agreement among the Original Shareholders, if Class B Common Stock is issued at the end of the Escrow Period, and if any such shareholder, or the beneficiary of the trust which is the shareholder, is not or ceases to be an employee, director or consultant of the Company, then all of his shares of Class B Common Stock will be forfeited and contributed to the capital of the Company by the shareholder for no additional consideration. Furthermore, the agreement provides that Class B Common Stock may be forfeited by each shareholder in order to ensure that each shareholder will hold no more than one share of Class B Common Stock for each share of Common Stock held, by such shareholder, if only Escrow Target I has been met (after giving effect to the release of one-third of the Escrow Shares to such shareholder), or no more than three shares of Class B Common Stock for each share of Common Stock held by such shareholder, if neither target is met.

    The following sets forth the number of Escrow Shares owned by all shareholders of the Company:

Dr. Bell.........................................  2,592,903
Allen Gillespie..................................    218,100
Robert Diller....................................    129,000
Trusts for the benefit of Dr. Bell's children....     59,997
                                                   ---------
                                                   3,000,000
                                                   ---------
                                                   ---------

                                     ITEM 1
                             ELECTION OF DIRECTORS

    Action will be taken at the Annual Meeting to elect six directors to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of Roger E. Batzel, Norman R. Prouty and Joshua M. Newman will not be standing for re-election to the Board of Directors. The Board of Directors has adopted a resolution reducing the size of the Board of Directors from nine directors to six, effective as of the Annual Meeting.

    It is intended that the proxies solicited by and received on behalf of the Board of Directors will be voted "FOR" each of the nominees named below (collectively, the "Nominees"), unless authority to so vote is withheld. If voting for directors is conducted by cumulative voting, the proxies named on the enclosed form of proxy will have discretionary authority (unless such authority is withheld) to cumulate votes among the Nominees named herein in such proportion as they see fit. If for any reason any Nominee should, prior to the Annual Meeting, become unavailable for election as a director, an event not now anticipated, the proxies will be voted for such substitute Nominee, if any, as may be recommended by the Board of Directors. In no event, however, shall proxies be voted for a greater number of persons than the number of Nominees named herein.

    The following biographies set forth information concerning the Nominees:

    Lon E. Bell, 56, has been the Chairman of the Board and Chief Executive Officer of the Company since its formation in April 1991. He also served as President of the Company since its formation. Dr. Bell co-founded Technar Incorporated ("Technar") with Dr. Allen Gillespie and Robert Diller, the Company's Chief Engineer, in 1967, which developed and manufactured automotive components. Dr. Bell served as Technar's Chairman and President until selling majority ownership of it to TRW Inc. in 1986. Dr. Bell continued managing Technar, then known as TRW Technar, as its President until 1991, when he left to form the Company. Dr. Bell received a bachelor's degree in mathematics in 1962, a master's degree in rocket propulsion in 1963, and a Ph.D. in mechanical engineering in 1968 from the California Institute of Technology.

    Roy A. Anderson, 76, has been a director of the Company since June 1993. Mr. Anderson is Chairman Emeritus of Lockheed Corporation. He served as Chairman of the Board and Chief Executive Officer of Lockheed from 1977 until his retirement on December 31, 1985. He continued to serve as a director of Lockheed until December 31, 1990 and also served as a consultant to that company until December 31, 1992. Mr. Anderson is a member of the boards of directors of the Los Angeles Music Center, the Greater Los Angeles United Way and the Los Angeles World Affairs Council. He is Chairman and Chief Executive Officer of the Weingart Foundation and Co-Chairman of the Select Panel of Project California.

    John W. Clark, 53, has been a director of the Company since July 1996. Since May 1995, Mr. Clark has been a General Partner of Westar Capital Associates, a private equity investment company. From 1990 to May 1995, he was a private investor. Prior to 1990, Mr. Clark was President of Valentec International Corporation, a producer of metal and electronic components for military and commercial products.

    A. Stephens Hutchcraft, Jr., 66, has been a director of the Company since June 1993. From December 1992 through December 1993, Mr. Hutchcraft served as Chairman and Chief Executive Officer of Kaiser Aluminum & Chemical Corporation, and served as its President from 1982 to May 1993. He has been a director of that company since 1982.

    Michael R. Peevey, 59, has been a director of the Company since June 1993. From October 1990 until he retired in March 1993, Mr. Peevey was President of Southern California Edison and SCE Corporation. From January 1986 to October 1990, he was Executive Vice President of Southern California Edison and SCE Corporation. Mr. Peevey has been President and Chief Executive Officer of New Energy Ventures, Inc., a consulting firm specializing in the energy markets, since March 1995. Mr. Peevey also serves as a director of Electro Rent Corporation, a lessor or electronic equipment, Dames & Moore, Inc., a provider of environmental, engineering and construction management services, and Ocal, Inc., a manufacturer of specialty steel products.

    Richard A. Weisbart, 51, will become a director of the Company effective on May 5, 1997. On that same date, he will become President and Chief Operating Officer of the Company, succeeding Dr. Bell in such capacities. Before joining the Company, Mr. Weisbart served as Director, International Operations, for the Ford Division of Lear Corporation since May 1996. Mr. Weisbart joined Lear Corporation in February 1994 as General Manager of Lear Plastics Corporation, a wholly-owned subsidiary of Lear Corporation. Prior to joining Lear Corporation. Mr. Weisbart was employed for seven years by Smiths Industries, a company specializing in advanced avionics, medical systems and specialized industrial products, most recently as Senior Vice President, Operations.

            RECOMMENDATION OF THE BOARD OF DIRECTORS; VOTE REQUIRED

    The Board of Directors recommends that shareholders vote "FOR" the election of each of the above-named Nominees. Each properly-executed, unrevoked proxy will be voted "FOR" the election of each of the above-named Nominees unless the shareholder executing such proxy indicates thereon that authority to vote for all or any one of the Nominees is withheld. Assuming the presence of a quorum, the director nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors held 17 meetings during the fiscal year ended December 31, 1996. Each director attended at least 75% of the total number of meetings of the Board of Directors and of each committee on which the director served during such fiscal year.

    The Board of Directors has an Audit Committee, a Nominating Committee, a Compensation Committee and a Stock Option Committee. The Audit Committee provides advice and assistance to the Board of Directors on accounting and financial reporting practices of the Company. It also reviews the scope of audit work and findings of the firm of independent public accountants who serve as auditors of the Company and monitors the work of the Company's internal auditors. The Audit Committee consists of Messrs. Anderson, Hutchcraft, Peevey, and Roger E. Batzel (who is not standing for re-election as a director of the Company). During 1996, Joseph F. Troy also served on the Audit Committee until his resignation as a director on August 14, 1996. The Audit Committee met twice in 1996.

    The Nominating Committee considers potential candidates for director and makes recommendations to the Board of Directors concerning director nominees. The Nominating Committee, which was formed on April 8, 1997, consists of Dr. Bell and Messrs. Peevey and Anderson. Decisions with respect to the Board's nominees and the criteria to be applied in their selection are exclusively within the discretion of the Nominating Committee. The Nominating Committee does not intend to consider director nominees recommended by shareholders.

    The Compensation Committee reviews and makes recommendations to the Board of Directors concerning the compensation arrangements of the Company's executive officers. The Compensation Committee consists of Dr. Bell and Messrs. Anderson, Batzel, Hutchcraft, Peevey, Joshua M. Newman and Norman R. Prouty. Messrs. Newman and Prouty are not standing for re-election as directors. Mr. Troy also served on the Compensation Committee until his resignation as a director on August 14, 1996. The Compensation Committee met once during 1996.

    The Stock Option Committee administers the Company's 1993 Stock Option Plan and determines awards to be made thereunder. The Stock Option Committee consisted of Dr. Bell and Mr. Newman. The Stock Option Committee met once during 1996.

    In addition to the committees described above, the Board of Directors formed two ad hoc committees during 1996. Specifically, an Operations Committee was formed to review and analyze the Company's business structure and operating strategy and to make recommendations to the Board with respect thereto. The Operations Committee met 10 times during the year and was discontinued effective as of April 8, 1997. The Board also formed a Finance Committee during the year for the purpose of analyzing potential financing alternatives for the Company and making recommendations to the Board with respect thereto. The Finance Committee was discontinued effective as of April 8, 1997.

DIRECTOR COMPENSATION

    All directors are reimbursed for expenses incurred in attending Board of Directors and committee meetings. In 1996, the Company's policy was to pay directors who were not also officers of the Company (the "Non-Employee Directors") $1,000 per meeting of the Board of Directors attended in person. Non-Employee Directors who were members of committees of the Board of Directors were also entitled to receive $1,000 per committee meeting attended, unless the meeting was held immediately before or after a meeting of the Board of Directors, in which event committee members were not entitled to receive any additional compensation for attending such meeting. Dr. Bell and Mr. Newman, as employees of the Company, received no additional compensation for attending meetings of the Board of Directors or committees thereof.

    Beginning in August 1996, and in light of the Company's lack of liquidity at such time, each
Non-Employee Director agreed to suspend indefinitely payment of compensation for attendance at meetings of the Board of Directors and/or committees thereof. On April 8, 1997, following completion of a public offering of units consisting of the Company's Common Stock and Class A Warrants, the Compensation Committee (including the members of the Stock Option Committee) recommended, and the Board of Directors approved, the grant to each of the Non-Employee Directors of options to purchase Common Stock, which options are to be in lieu of the unpaid meeting fees and, in some cases, additional compensation for the special contributions of such director and time expenditures that were substantially greater than what is customary in connection with meetings of the Board of Directors and/or committees thereof. The number of options granted to each Non-Employee Director was based on the number of meetings of the Board of Directors and one or more committees thereof attended by such Non-Employee Director, as well as the Compensation Committee's assessment of the level of participation of each Non-Employee Director at or in connection with the work of the various committees. Based on the foregoing factors, the Board of Directors approved the grant to the Non-Employee Directors of options to purchase an aggregate of 330,000 shares of Common Stock (collectively, the "Non-Employee Director Options").

    A total of 110,000 of the Non-Employee Director Options (such options, the "Plan Options") were granted under the Company's 1993 Stock Option Plan. Each of the Plan Options is fully vested as of the date of grant and has an exercise price equal to the closing bid price of the Common Stock on the date of grant, or $3.375. The Plan Options granted to Non-Employee Directors who are re-elected to the Board at the Annual Meeting (the "Continuing Directors") will expire five years from the date of grant, subject to earlier termination in the event that the optionee's service on the Board of Directors terminates prior to the expiration of such period. If a Continuing Director terminates service on the Board for any reason other than death, disability or retirement, the Plan Options granted to such Continuing Director will be exercisable only for a period of 30 days following such termination or until the stated expiration date of such options, whichever is earlier. If a Continuing Director terminates service on account of death or disability, prior to the stated expiration of his Plan Options, then his Plan Options will be exercisable until the earlier of the stated option term or one year from the date the director terminates service on the Board. If a Continuing Director retires prior to the expiration of his Plan Options, then his Plan Options will be exercisable only for a period of three months from the date of such termination or the stated termination date in the option grant, whichever is earlier. The Plan Options granted to each of Messrs. Batzel and Prouty, who are not seeking re-election to the Board of Directors for the coming year, and to any Non-Employee Director who is not re-elected at the Annual Meeting (collectively, the "Outgoing Directors"), will expire three years from the date of grant. Insofar as the Plan Options have been granted under the 1993 Stock Option Plan (which was previously approved by the Company's shareholders), the Plan Options do not require shareholder approval.

    The remaining 220,000 of the Non-Employee Director Options (the "Non-Plan Options") have been approved for grant subject to ratification thereof by the shareholders at the Annual Meeting. The material terms and conditions of the Non-Plan Options are described under the heading, "Item 3--Proposal to Ratify Non-Plan Options." If the Non-Plan Options are not ratified by the shareholders, each
Non-Employee Director will be paid $.75 per option that is not ratified.

    The table on the following page sets forth, for each of the Non-Employee Directors, (i) the number of Plan Options granted to such director; (ii) the number of Non-Plan Options approved for grant to such director (which options are subject to ratification by the Company's shareholders), and (iii) the total number of Non-Employee Director Options granted or approved for grant to such director.

                                                               NUMBER OF       NUMBER OF      TOTAL NON-EMPLOYEE
NON-EMPLOYEE DIRECTOR                                         PLAN OPTIONS  NON-PLAN OPTIONS   DIRECTOR OPTIONS
------------------------------------------------------------  ------------  ----------------  ------------------
Roy A. Anderson.............................................       21,667          43,333             65,000

Roger E. Batzel.............................................        8,333          16,667             25,000

John W. Clark...............................................       16,667          33,333             50,000

A. Stephens Hutchcraft, Jr..................................       34,999          70,001            105,000

Michael R. Peevey...........................................       11,667          23,333             35,000

Norman R. Prouty............................................       16,667          33,333             50,000
                                                              ------------        -------            -------

  TOTALS:...................................................      110,000         220,000            330,000
                                                              ------------        -------            -------
                                                              ------------        -------            -------

    Subject to shareholder approval of the 1997 Stock Incentive Plan (the "1997 Plan") at the Annual Meeting, the Board of Directors has proposed, beginning in 1997, to eliminate the payment of meeting or retainer fees to Non-Employee Directors. In lieu of such fees, the Compensation Committee has recommended, and the Board has approved (subject to receipt of the requisite shareholder approval of the 1997 Plan), the grant to each of the Non-Employee Directors of the Company of options to purchase 5,000 shares of the Company's Common Stock, with such grants to be made automatically under the 1997 Plan on the first business day of each calendar year, commencing in 1998. The terms and conditions of these grants are described under the heading, "Item 2--Proposal to Approve the 1997 Stock Incentive Plan-- Options to Non-Employee Directors."

                                     ITEM 2
               PROPOSAL TO APPROVE THE 1997 STOCK INCENTIVE PLAN

    On April 24, 1997, the Board of Directors adopted the 1997 Plan, subject to the receipt of shareholder approval of the 1997 Plan at the Annual Meeting. The principal terms of the 1997 Plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the 1997 Plan, which can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov. A copy of the 1997 Plan may also be obtained, without charge, upon request directed to the Company at 404 East Huntington Drive, Monrovia, California 91016, Attention: Corporate Secretary. Capitalized terms used herein not otherwise defined have the meanings given to them in the 1997 Plan.

SUMMARY DESCRIPTION OF THE 1997 PLAN

    The purpose of the 1997 Plan is to promote the success of the Company by providing an additional means through the grant of stock options to attract, retain, motivate and reward key employees (including officers, whether or not directors) of the Company and its related subsidiaries by providing incentives related to equity interests in and the financial performance of the Company. In addition, the 1997 Plan includes an automatic award feature to attract, motivate and retain experienced and knowledgeable outside directors through the grant of fixed nonqualified stock options to them.

    ADMINISTRATION. The 1997 Plan will be administered by the Board of Directors or a committee consisting of two or more directors (or such greater number of directors as may be required under applicable law) who are (i) in respect of any decision at any time when a Participant affected by the decision may be subject to Section 162(m) of the Internal Revenue Code (the "Code") must be "outside" directors within the meaning of the Code; and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be "non-employee directors" within the meaning of Rule 16b-3(b)(3) under the Exchange Act. (Hereinafter, the Board or such committee is referred to as the "Committee".) The Committee will have the authority to determine the specific terms and conditions of all options granted under the 1997 Plan, including, without limitation, the number of shares subject to each option, the price to be paid for the shares and any other vesting criteria. The Committee will make all other determinations necessary or advisable for the administration of the 1997 Plan. Notwithstanding the foregoing, the award of options to Non-Employee Directors on the first business day of each calendar year will be automatic and, to the maximum extent possible, self-effectuating, and the discretion of the Committee will not extend to such options in any manner that would be impermissible under Rule 16b-3 of the Exchange Act.

    ELIGIBILITY. Any officer (whether or not a director) or key employee (an "Eligible Employee") of the Company or its subsidiaries, as determined in the sole discretion of the Committee, is eligible to be granted options under the 1997 Plan. The 1997 Plan also provides that each director who is not an officer or employee of the Company or one of its subsidiaries (a "Non-Employee Director") is automatically granted fixed Nonqualified Stock Options as described below (see "Non-Employee Director Options").

    SHARES AVAILABLE FOR AWARDS. The maximum aggregate number of shares of Common Stock that may be issued upon the exercise of options awarded under the 1997 Plan is 750,000, subject to adjustment as described below.

    Subject to the provisions of the 1997 Plan, the Committee determines the number of shares subject to each option granted to an Eligible Employee and the terms and conditions of such options, including the price to be paid for the shares. Notwithstanding the foregoing, but subject to adjustments as described below, no more than 600,000 shares may be delivered upon the exercise of Incentive Stock Options granted under the 1997 Plan. The maximum number of shares of Common Stock which may be delivered pursuant to the exercise of options granted during any calendar year to any Eligible Employee may not exceed 100,000 shares. In addition, the maximum number of shares of Common Stock that may be delivered to Non-Employee Directors pursuant to the exercise of fixed awards may not exceed 150,000 shares.

    The number and kind of shares available under the 1997 Plan are subject to adjustment in the event of (i) certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding, and (ii) extraordinary dividends or distributions of property to the shareholders. Shares relating to options which are not exercised or which expire or are cancelled will again become available for regrant and award purposes under the 1997 Plan to the extent permitted by law. If an option is settled only in cash, it need not be counted against any of the limits described in the paragraph immediately above.

    It is anticipated that all executive officers and all Non-Employee Directors of the Company who hold office or serve after the date of the Annual Meeting will be among those eligible to receive options, subject to the discretion of the Committee to determine the particular individuals who, from time to time, will be selected to receive options. At present, there are five executive officers and four Non-Employee Directors who are expected to be eligible to receive awards under the 1997 Plan. The number of key employees of the Company who will be eligible to receive options has not been determined at this time. In addition, neither the individuals who are to receive options, nor the number of options that will be granted to any individual or group of individuals, has been determined at this time.

    VESTING AND OPTION PERIODS. Except as may be provided in an applicable Option Agreement, no option made under the 1997 Plan may be exercisable or may vest until at least six months after the initial Option Date, and once exercisable, an option will remain exercisable until the expiration or earlier termination of the option. Each option made to an employee will expire on such date as is determined by the Committee, but not later than 10 years after the Option Date.

    TRANSFERABILITY. The 1997 Plan provides, with limited exceptions, that rights or benefits under any option are not assignable or transferable except by will or the laws of descent and distribution, and that only the Participant (or, if the Participant has suffered a disability, his or her legal representative) may exercise the option during the Participant's lifetime.

OPTIONS GRANTS TO ELIGIBLE EMPLOYEES

    An option is the right to purchase shares of Common Stock at a future date at a specified price (the "Option Price"). The Option Price of any options granted to Eligible Employees under the 1997 Plan will be determined by the Committee at the time of the grant; provided, that the Option Price for Incentive Stock Options granted under the plan may not be less than 100% (110% in the case of an incentive stock option granted to a Participant who owns or is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date of grant.

    An option granted to an Eligible Employee may either be an incentive stock option, as defined in the Code, or a Nonqualified Stock Option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the Option Price is at least 110% of the Fair Market Value of shares of Common Stock subject to the option and such option by its terms is not exercisable after expiration of five years from the date such option is granted. To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the options as of the date of grant of the options) of stock with respect to which Incentive Stock Options first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to Incentive Stock Options granted under the 1997 Plan or any other plan), such options will be treated as Nonqualified Stock Options.

    Full payment for shares purchased on the exercise of any option, except as provided below, must be made at the time of such exercise (i) in cash or by electronic funds transfer, (ii) by check payable to the order of the Company;
(iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock already owned by the Participant, PROVIDED, HOWEVER, that the Committee may in its discretion limit the Participant's ability to exercise an option by delivering such shares.

    TERMINATION OF EMPLOYMENT. The Committee will establish in respect of each option granted under the 1997 Plan to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination or otherwise.

OPTIONS TO NON-EMPLOYEE DIRECTORS

    The 1997 Plan provides that each Non-Employee Director then in office will automatically be granted, on the first business day of each calendar year during the term of the 1997 Plan, commencing in 1998, a Nonqualified Stock Option to purchase 5,000 shares of Common Stock. The purchase price per share of Common Stock covered by each such option granted to a Non-Employee Director, payable in cash or shares of Common Stock, will be the Fair Market Value of the Common Stock on the Option Date. Any previously owned shares used in payment of the exercise price must have been owned by the Non-Employee Director at least six months prior to the date of exercise. Except as described below, the options will become exercisable on the first anniversary of the Option Date and, unless earlier terminated, will expire 10 years after the Option Date.

    In the event that a Non-Employee Director's service as a member of the Board of Directors is terminated for any reason other than the death, Total Disability or retirement of such director, any portion of an Option granted to such individual which is not then exercisable will terminate, and any portion of such Option which is then exercisable will remain exercisable for two years after such service terminates or until the expiration of the stated term of such Option, whichever occurs first. If a Non-Employee Director's service as a member of the Board is terminated by reason of the death or Total Disability of such director, then all options granted to such director under the 1997 Plan (whether or not vested at such time) will become immediately exercisable and may be exercised for a period of two years after the effective date of such director's termination of service on the Board or on the original expiration date of the options, whichever first occurs. In the event that a Non-Employee Director retires on or after age 65 and after 10 years of service as a director, all options granted to such director will become immediately exercisable and may be exercised for five years after the date of retirement or until the expiration of the stated term of the option, whichever first occurs.

OTHER PROVISIONS

    ADJUSTMENTS; ACCELERATION. The 1997 Plan provides for certain adjustments to options granted under the Plan upon the occurrence of certain specified events. The number and kind of shares available under the 1997 Plan, as well as the number, kind and price of shares subject to outstanding options, are subject to adjustment in the event of a reorganization, merger, sale of assets, recapitalization, stock split, stock dividend, exchange offer or similar event. Adjustments to options granted to Non-Employee Directors may only be made to the extent that such adjustments (i) are consistent with applicable law, (ii) are, in the case of a Change in Control Event, effected pursuant to a plan of reorganization approved by shareholders, and (iii) are consistent with adjustments to options granted under the 1997 Plan held by persons other than executive officers or directors of the Company.

    The 1997 Plan also provides for full vesting and acceleration of options (subject to certain limitations applicable to persons subject to Section 16 of the Exchange Act) in the event of a Change in Control Event affecting the Company. The Committee, however, prior to the Change in Control Event, may determine that there will be no such acceleration of benefits. (A Change in Control Event is generally defined to include liquidation of the Company, the sale of substantially all of the Company's business or assets, an acquisition by one person (or group of persons) of at least 20% of the ownership of the Company, the replacement of the majority of the members of the incumbent Board of Directors (excluding replacement directors nominated by the incumbent Board of Directors), or mergers and similar transactions which result in a 50% change in ownership, subject to certain exceptions.)

    TAX WITHHOLDING. Upon exercise of any option, the Company shall have the right at its option to (i) require the Participant to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such option event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock, the Committee may in its sole discretion grant to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value to satisfy such withholding obligation.

    TERMINATION OF OR CHANGES TO THE 1997 PLAN. The authority to grant new options under the 1997 Plan will terminate on April 24, 2007, unless the 1997 Plan is terminated prior to that time by the Board of Directors. Such termination typically will not affect rights of participants which accrue prior to such termination. The Board of Directors may, without shareholder approval, terminate, suspend or amend the 1997 Plan at any time. However, the Board of Directors may not increase the maximum number of shares which may be delivered pursuant to options granted under the 1997 Plan, materially increase the benefits accruing to Participants under the 1997 Plan or materially change the requirements as to eligibility to participate in the 1997 Plan. Amendment of the 1997 Plan will not, without the written consent of a Participant, adversely affect such Participant's rights under an option previously granted.

    AMENDMENTS TO OPTIONS. Subject to certain limitations, the Committee may waive conditions of or limitations on options to Eligible Employees without the consent of a Participant. In addition, the Committee may make other changes to the terms and conditions of options that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an option. However, the

Committee may not, without prior shareholder approval (except in the case of an adjustment as provided under the 1997 Plan), (i) authorize the amendment of outstanding options to reduce the exercise price, or (ii) cancel and replace outstanding options with similar options having an exercise or base price that is lower.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS UNDER THE 1997 PLAN

    The federal income tax consequences of the 1997 Plan under current federal law, which is subject to change, are summarized in the following discussion, which deals with the general tax principles applicable to the 1997 Plan. State and local tax consequences are beyond the scope of this summary.

    NONQUALIFIED STOCK OPTIONS. No taxable income will be realized by an option holder upon the grant of a Nonqualified Stock Option under the 1997 Plan. When the holder exercises the Nonqualified Stock Option, however, he or she will generally recognize ordinary income equal to the difference between the option price and the fair market value of the shares at the time of exercise. The Company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the option holder. Upon a subsequent disposition of the Common Stock, the option holder will realize short-term or long-term capital gain or loss, depending on how long the Common Stock is held. The Company will not be entitled to any further deduction at that time.

    INCENTIVE STOCK OPTIONS. An employee who is granted an Incentive Stock Option under the 1997 Plan does not recognize taxable income either on the date of its grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. However, any appreciation in value of the Common Stock after the date of the grant will be includable in the participant's federal alternative minimum taxable income at the time of exercise in determining liability for the alternative minimum tax. If Common Stock acquired pursuant to an Incentive Stock Option is not sold or otherwise disposed of within two years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the Common Stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of such holding periods (a "Disqualifying Disposition"), the participant generally will recognize ordinary income at the time of such Disqualifying Disposition equal to the difference between the exercise price and the fair market value of the Common Stock on the date the Incentive Stock Option is exercised or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the Common Stock is held. Unlike the case in which a Nonqualified Stock Option is exercised, the Company is not entitled to a tax deduction upon either the grant or exercise of an Incentive Stock Option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

    SPECIAL RULES GOVERNING PERSONS SUBJECT TO SECTION 16(B). Under the federal tax law, special rules may apply to participants in the 1997 Plan who are subject to the restrictions on resale of the Company's Common Stock under
Section 16(b) of the Exchange Act. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may impact the timing or amount of income recognized by these persons with respect to options under the 1997 Plan.

    ACCELERATED PAYMENTS. If, as a result of certain changes in control of the Company, a participant's options become immediately exercisable, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value generally will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the participant's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such participant's average annual taxable compensation will be subject to a 20% non-deductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

    SECTION 162(m) LIMITS. Notwithstanding the foregoing discussion with respect to the deductibility of compensation under the 1997 Plan by the Company,
Section 162(m) of the Code would render non-deductible to the Company certain compensation to certain employees required to be named in the Summary Compensation Table (i.e., the Named Executive Officers) in excess of $1,000,000 in any year unless such excess compensation is "performance-based" (as defined in the Code) or is otherwise exempt from these new limits on deductibility. The applicable conditions of an exemption for performance-based compensation plans include, among others, a requirement that the shareholders approve the material terms of the plan. The Company believes that options granted (to the extent granted at a price not less than market price on the date of grant) are exempt from such limits as performance-based compensation. However, in light of uncertainties regarding its ultimate interpretation, no assurances can be given that all compensation intended to so qualify will in fact be deductible, if the nonqualifying amount should, together with other non-exempt compensation, paid to a Named Executive Officer, exceed $1,000,000. As of the date of this Proxy Statement, no Named Executive Officer of the Company has ever received compensation in excess of $1,000,000 in any year.

    SPECIFIC BENEFITS. Except for the fixed annual option grants to Non-Employee Directors, the number of options to be granted to Participants under the 1997 Plan is subject to the discretion of the Committee and is therefore not determinable. In addition, the gains, if any, to be realized by optionees upon exercise of any options granted under the 1997 Plan are dependent on the future performance of the Common Stock and on overall market conditions and cannot be determined or estimated at this time.

    The number of options to be granted under the 1997 Plan to the Non-Employee Directors as a group on January 2, 1998 (assuming that shareholders approve the 1997 Plan at the Annual Meeting and that the Non-Employee Directors standing for election at the Annual Meeting are elected and are serving in office on such date) is as follows:

                               NEW PLAN BENEFITS
                             AMERIGON INCORPORATED
                           1997 STOCK INCENTIVE PLAN

                                                                     OPTIONS
                                                                   -----------
Non-Employee Directors as a Group (4 persons)....................      20,000

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

    Assuming the presence of a quorum at the Annual Meeting, approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock represented and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum). THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PLAN AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE PLAN. Properly-executed, unrevoked proxies received by the Board will be so voted unless a contrary choice is marked on the proxy. Shareholders should note that Dr. Bell and each of Messrs. Anderson, Clark, Coker, Mertes, Newman, Hutchcraft, Peevey and Weisbart may receive stock options pursuant to the 1997 Plan, and thus may have an interest in the proposal and its approval by shareholders.

                                     ITEM 3
                      PROPOSAL TO RATIFY NON-PLAN OPTIONS

    At the Annual Meeting, shareholders will be asked to ratify the grant to the Company's six Non-Employee Directors of the Non-Plan Options to purchase an aggregate of 220,000 shares of Common Stock. The Non-Plan Options are intended to be in lieu of meeting fees which were not paid to such directors in 1996 and, in some cases, as compensation for the special contributions and time expenditures of such directors in 1996 that were substantially greater than what is customary in connection with meetings of the Board of Directors and/or committees thereof. See "Director Compensation" above. The Non-Plan Options have been approved by the Board of Directors, subject to ratification by shareholders at the Annual Meeting.

    The following summary of the terms and conditions of the Non-Plan Options is qualified in its entirety by the full text of the forms of agreement providing for such grants. The full text of such agreements can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov and may be obtained, without charge, upon request directed to the Company at 404 East Huntington Drive, Monrovia, California 91016, Attention: Corporate Secretary. Capitalized terms used herein not otherwise defined have the meanings given to them in the respective forms of agreements providing for the Non-Plan Options.

GENERAL DESCRIPTION OF THE NON-PLAN OPTIONS

    The following table sets forth the number of Non-Plan Options proposed to be awarded to each Non-Employee Director:

                                 BENEFITS UNDER
                                NON-PLAN OPTIONS

                                                                   NUMBER OF SHARES
                                                                    OF COMMON STOCK
                                                                      UNDERLYING
DIRECTOR                                                                OPTIONS
-----------------------------------------------------------------  -----------------
Roy A. Anderson..................................................         43,333
Roger E. Batzel..................................................         16,667
John W. Clark....................................................         33,333
A. Stephens Hutchcraft, Jr.......................................         70,001
Michael R. Peevey................................................         23,333
Norman R. Prouty, Jr.............................................         33,333

    VESTING AND OPTION TERM. The Non-Plan Options approved for grant to each of the Non-Employee Directors who is re-elected at the Annual Meeting (the "Continuing Directors") will be fully vested and exercisable on April 8, 1997 (the "Option Date") and will remain exercisable until their expiration on the day before the fifth anniversary of the Option Date, subject to earlier termination if the director's service on the Board terminates prior to the expiration of the option. If a Continuing Director's service on the Board of Directors terminates prior to the expiration of his option for any reason other than the death, disability or retirement of such director, then the option will expire on the earlier of the stated expiration date of the option or 30 calendar days from the date such director's service terminates. If a Continuing Director terminates service on account of death or disability, then his Non-Plan Options will be exercisable until the earlier of the stated expiration date of the option or three years from the date his Board service terminates. If a Continuing Director retires from the Board upon or after reaching age 65 and after having served as a director for at least 10 years, then his Non-Plan Options will be exercisable until the earlier of the stated expiration date of the option or five years from the date of his retirement.

    The Non-Plan Options approved for grant to Messrs. Batzel and Prouty, who are not seeking re-election to the Board, and to any of the other current Non-Employee Directors who are not re-elected to the Board at the Annual Meeting (collectively, the "Outgoing Directors"), will be fully vested and exercisable on the Option Date and will remain exercisable until their expiration on the day before the third anniversary of the Option Date.

    EXERCISE PRICE. All Non-Plan Options will have an exercise price of $3.375, which represents the closing sale price of a share of the Common Stock on the Option Date, subject to possible adjustment in the event of the occurrence of a Change in Control Event.

    METHOD OF EXERCISE. Subject to such further limitations and rules or procedures as the Board of Directors may from time to time establish, the exercise of all or any portion of the Non-Plan Options must be by means of a written notice of exercise delivered to the Company, specifying the number of whole shares with respect to which the option is being exercised. The purchase price of any shares purchased on exercise of a Non-Plan Option must be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds; (ii) by check payable to the order of the Company; (iii) by notice and third party payment in such manner as may be authorized by the Board of Directors; or (iv) subject to the receipt of applicable regulatory approvals, by the delivery of shares of Common Stock already owned by the Optionee; provided, however, that the Board of Directors may in its discretion limit the Optionee's ability to exercise a Non-Plan Option. Shares of Common Stock used to satisfy the exercise price of a Non-Plan Option will be valued at their Fair Market Value on the date of exercise.

    ADJUSTMENTS. All Non-Plan Options will be subject to adjustment as provided in the 1997 Stock Incentive Plan (see "Item 2--Proposal to Approve the 1997 Stock Incentive Plan--Adjustments; Acceleration"), but only to the extent that
(i) such adjustments and the Board of Directors' actions in respect thereof satisfy the requirements of applicable law; (ii) such adjustments in the case of a Change in Control Event are effected pursuant to the terms of a reorganization agreement approved by the shareholders of the Company; and (iii) if the 1997 Plan is approved by shareholders at the Annual Meeting, such adjustments are consistent with adjustments to options granted under the 1997 Plan and held by persons other than the executive officers or directors of the Company. Change in Control Event is defined for this purpose in the same manner as under the 1997 Plan.

    TRANSFERABILITY. All Non-Plan Options will be subject to restrictions on transferability as provided in the 1997 Plan (see "Item 2--Proposal to Approve 1997 Stock Incentive Plan--Transferability"), the applicable provisions of which are expressly made applicable to the Non-Plan Options. Notwithstanding the foregoing, the Non-Plan Options will be subject to all applicable transfer restrictions under the Code.

FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK OPTION AGREEMENTS

    No taxable income will be realized by any of the Non-Employee Directors upon the grants to them of the Non-Plan Options. Upon the exercise of a Non-Plan Option, the optionee will realize ordinary income in the amount of the excess of the fair market value of the shares of the Common Stock on the date of exercise over the option price. At that time, the Company will be entitled to a corresponding deduction in the amount of the ordinary income recognized by the optionee. Upon subsequent disposition of the shares of Common Stock, the optionee will realize short-term or long-term capital gain or loss, depending on the period of time that the shares of Common Stock are held and the selling price. The Company will not be entitled to any further deduction at that time.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

    Assuming the presence of a quorum at the Annual Meeting, ratification of the award of the Non-Plan Options requires the affirmative vote of a majority of the shares of Common Stock represented and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum). THE BOARD OF DIRECTORS HAS APPROVED THE AWARD OF THE NON-PLAN OPTIONS AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY SUCH AWARDS. Properly-executed, unrevoked proxies received by the Board will be so voted unless a contrary choice is marked on the proxy. Shareholders should note that each of Messrs. Anderson, Batzel, Clark, Hutchcraft, Peevey and Prouty would receive Non-Plan Options under this proposal, and thus each of such directors has an interest in the proposal and its approval by shareholders. If the award of the Non-Plan Options is not ratified by shareholders, then each of the Non-Employee Directors will receive a cash payment from the Company of $0.75 per each Non-Plan Option which is not awarded.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

    The following sets forth certain biographical information with respect to the Company's executive officers and significant employees:

                                            AGE
                                            ----
EXECUTIVE OFFICERS:
  Lon E. Bell...........................     56
  Daniel R. Coker.......................     44
  James L. Mertes.......................     44
  Joshua M. Newman......................     38
  Richard A. Weisbart...................     51

SIGNIFICANT EMPLOYEES:
  Robert W. Diller......................     55

    The positions and biographical descriptions of Dr. Bell and Mr. Weisbart are included under "Election of Directors."

    Mr. Coker is Vice President of Sales and Marketing, a position he has held since joining the Company in March 1996. Previously, he worked with Arvin, Inc., a tire pressure sensor manufacturer, from 1986 through 1995 as Vice President and General Manager of North American Operations. Mr. Coker received his bachelor's degree from Tennessee Technological University in 1974.

    Mr. Mertes has served as Vice President of Quality and Operations since 1994. He joined the Company in December 1993 as Vice President of Quality. Immediately prior to joining the Company, Mr. Mertes was Director of Quality at TRW Sensor Operations, a unit of TRW Inc., for two years.

    Mr. Newman joined the Company in March 1992 as Vice President of Corporate Development and Planning, and became a Director in April 1993. On November 1, 1996, Mr. Newman became President of the Company's Advanced Technologies Division. Prior to joining the Company, Mr. Newman worked as a management consultant, first for the Boston Consulting Group from 1988 through December 1990, and then as an independent electric vehicle consultant until joining the Company. Mr. Newman received his undergraduate degree in history from the University of California at Davis in 1981 and an MBA from Harvard University in 1988.

    Mr. Diller has been Chief Engineer of the Company since July 1991. Mr. Diller previously worked at Technar, which he co-founded with Dr. Bell in 1967, and then at TRW Technar. At TRW Technar, Mr. Diller served most recently as Program Manager for advanced electronic sensors. Mr. Diller received his undergraduate degree in Physics from the California Institute of Technology in 1962, and a Masters degree in systems engineering from West Coast University in 1968.

EXECUTIVE COMPENSATION

    The following table sets forth information on the compensation of the Company's Chief Executive Officer and its three most highly compensated executive officers earning at least $100,000 in 1996 (the "Named Executive Officers")for each of the three most recent fiscal years.

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                    ANNUAL COMPENSATION(1)    ------------
                                                                               SECURITIES
                                                    ----------------------     UNDERLYING
NAME/POSITION                               YEAR    SALARY(3)      BONUS       OPTIONS(#)
----------------------------------------    ----    ---------     --------    ------------
Lon E. Bell(2) .........................    1996    $ 140,071     $      0             0
  Chairman of the Board, Chief              1995      131,481            0             0
  Executive Officer and President           1994      140,121            0             0

Joshua M. Newman .......................    1996    $ 122,296     $ 65,903             0
  V.P. of Corporate Development and         1995      113,758       21,114             0
  Secretary of Amerigon Incorporated;       1994      106,319       31,000             0
  President and CEO of Company's
  Advanced Technologies Division

R. John Hamman, Jr.(4) .................    1996    $ 102,663     $ 10,000           958  (5)
  V.P. of Finance and Chief Financial       1995       39,409(6)         0         3,313  (5)
  Officer                                   1994            0            0             0

Daniel R. Coker(7) .....................    1996    $  91,664     $ 21,538         5,000
  V.P. of Sales and Marketing

------------------------

(1) No individual listed in the table received aggregate other compensation exceeding $50,000 or 10% of the compensation reported in the table for such individual or group.

(2) Dr. Bell will be succeeded as President of the Company by Mr. Weisbart effective May 5, 1997. Dr. Bell will retain his positions as Chairman of the Board and Chief Executive Officer.

(3) Amounts shown for 1996 include deferred compensation paid by the Company in February 1997 following the Company's receipt of the net proceeds from its public offering of Common Stock and Class A Warrants.

(4) Effective March 14, 1997, Mr. Hamman resigned as the Company's Vice President of Finance and Chief Financial Officer.

(5) Mr. Hamman's options to purchase an aggregate of 4,271 shares of Common Stock will expire on June 14, 1997.

                                               (FOOTNOTES CONTINUE ON NEXT PAGE)

(6) Reflects compensation paid to Mr. Hamman beginning in August 1995, when he joined the Company as Vice President of Finance.

(7) Mr. Coker joined the Company in March 1996.

    The Company has no employment or severance agreements with any of its executive officers.

OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 1996

    The following table sets forth certain information with respect to options granted to the Named Executive Officers during the last completed fiscal year:

                                                                                                        POTENTIAL REALIZABLE
                                                                                                          VALUE AT ASSUMED
                                                                                                          ANNUAL RATES OF
                                            NUMBER OF                                                       STOCK PRICE
                                           SECURITIES     PERCENT OF TOTAL                                APPRECIATION FOR
                                           UNDERLYING    OPTIONS GRANTED TO                               OPTION TERM (3)
                                             OPTIONS     EMPLOYEES IN FISCAL  EXERCISE OR  EXPIRATION   --------------------
NAME/POSITION                                GRANTED            YEAR          BASE PRICE      DATE         5%         10%
----------------------------------------  -------------  -------------------  -----------  -----------  ---------  ---------
R. John Hamman, Jr.(1) .................          958               2.7%      $10.44/share    6/14/97(2) $   3,142 $   6,584
  V.P. of Finance and Chief Financial
  Officer

Daniel R. Coker ........................        5,000              14.3%      $10.38/share    3/30/01      16,701     34,365
  V.P. of Sales and Marketing

------------------------

(1) Effective March 14, 1997, Mr. Hamman resigned as the Company's Vice President of Finance and Chief Financial Officer.

(2) Due to his resignation from the Company, Mr. Hamman's options expire on June 14, 1997.

(3) The amounts in these columns are based upon assumed rates of appreciation over the option term which are prescribed by applicable Securities and Exchange Commission ("SEC") regulations. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Common Stock, overall market conditions and other factors.

    The options granted to Mr. Hamman and to Mr. Coker during 1996 were incentive stock options as defined in the Code. Mr. Hamman's options (the "Hamman options") were exercisable beginning on January 1, 1996 (the date of grant), and Mr. Coker's options (the "Coker options") were exercisable beginning March 11, 1997 (one year after the grant date). The exercise prices of the Hamman options and the Coker options represent the fair market value, as defined in the 1993 Stock Option Plan, of the Company's Common Stock on the respective grant dates of such options. The Coker options expire on the date indicated in the table above, subject to earlier termination in the event Mr. Coker's employment with the Company terminates prior to such date. If, prior to the expiration of the Coker options, Mr. Coker's employment with the Company were to terminate for any reason other than his death, disability or retirement, then the Coker options would only be exercisable for 90 days following the effective date of such termination of employment or until the stated expiration of the options, whichever first occurs. If Mr. Coker dies or becomes disabled prior to the expiration date of the Coker options, such options would be exercisable for a period of one year from the effective date of the termination of his employment for such reason or until the stated expiration date of the options, whichever first occurs. If Mr. Coker retires prior to the expiration of the Coker options, then such options will become exercisable for a period of three months from the effective date of his retirement or until the stated expiration date of the options, whichever first occurs. The exercise price of the Hamman options and the Coker options is subject to adjustment at the discretion of the 1993 Stock Option Committee in the event of changes in the number of shares of outstanding Common Stock due to stock dividends, split-ups, consolidations, recapitalizations, reorganizations, or like events.

AGGREGATE OPTION EXERCISES IN THE YEAR ENDED DECEMBER 31, 1996 AND YEAR-END
  VALUES

    During 1996, none of the Named Executive Officers exercised any options granted to them by the Company ("Company Options"), and none held "in the money" Company Options as of December 31, 1996. The following table sets forth information concerning the number of unexercised Company Options held by the Named Executive Officers on December 31, 1996.

                        FISCAL YEAR-END OPTION HOLDINGS

                                                                     NUMBER OF SECURITIES
                                                                    UNDERLYING UNEXERCISED
                                                                            OPTIONS
                                                                  AT DECEMBER 31, 1996(#)(1)
                                                                 -----------------------------
NAME                                                               EXERCISABLE/UNEXERCISABLE
---------------------------------------------------------------  -----------------------------
Lon E. Bell ...................................................               0/0
  Chairman and Chief Executive Officer

Joshua M. Newman ..............................................               0/0
  V.P. of Corporate Development and Secretary; President and
  CEO of Advanced Technology Division

R. John Hamman, Jr.(2) ........................................             4,271/0
  V.P. of Finance and Chief Financial Officer

Daniel R. Coker ...............................................             0/5,000
  V.P. of Sales and Marketing

------------------------

(1) Does not include any options granted to a Named Executive Officer by Dr. Bell, the Company's Chairman and Chief Executive Officer.

(2) Mr. Hamman resigned from the Company effective on March 14, 1997. All of his unexercised options will expire on June 14, 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the fiscal year ended December 31, 1996, all eight members of the Board of Directors and Joseph Troy (until his resignation as a director on August 14, 1996) comprised the Compensation Committee, of which two, Dr. Bell and Mr. Newman, were also officers of the Company. Dr. Bell is the Company's Chairman of the Board, Chief Executive Officer and President, and Mr. Newman is Vice President of Corporate Development and Secretary and President and Chief Executive Officer of the Company's Advanced Technologies Division. Affiliates of Dr. Bell and/or Mr. Peevey are parties to certain business contracts and arrangements with the Company, as discussed below.

    Dr. Bell co-founded CALSTART (a non-profit consortium of companies engaged in the development and manufacture of products that benefit the environment) in 1992, served as its interim President, and for the last three years has served on its Board of Directors and has been a member of its Executive Committee. In addition, Mr. Peevey serves as Chairman of the Board of Directors of CALSTART.

    The Company leased space from CALSTART from June 1992 until April 1994 at no charge, at which time the Company moved to its current facility. On April 1, 1996, the Company signed a lease with CALSTART for a 24,000 square foot manufacturing and office facility located in Alameda, California for a term beginning November 15, 1995 and ending December 31, 1996 for an advance payment of $450,000 and approximately $11,500 per month. The Company presently leases approximately less than half of such space on a month to month basis for approximately $3,300 per month. The Company believes that the terms of the lease are at least as favorable to the Company as those that could have been obtained from unaffiliated third parties.

    The Company managed the Showcase Program, co-managed the Neighborhood Electric Vehicle Program, and currently manages two other electric vehicle programs for CALSTART, for which the Company recognized revenues of $679,000 from CALSTART in 1992, $1,649,000 in 1993, $802,000 in 1994, $2,198,000 in 1995,
and $792,798 in 1996. Such amounts represent reimbursement of expenses incurred by the Company in managing the Showcase Program in 1992, for four programs in 1993, for three programs in 1994, for four programs in 1995, and for two programs in 1996.

    In September 1996, Dr. Bell extended a $200,000 working capital loan to the Company at an interest rate of 8% per annum due on demand. In January 1997 and February 1997, Dr. Bell extended additional working capital loans of $100,000 and $150,000, respectively, to the Company, each bearing interest at 10% per annum. The Company has repaid these loans using a portion of the net proceeds of the public offering completed in March, 1997.

    The Company periodically engages Adaptrans, an entity owned by Dr. David Bell, Dr. Bell's son, for engineering design services. Such services primarily involve assistance in the development and refinement of the Energy Management System technology of the Company. Adaptrans is engaged only on an "as needed" basis and the Company pays approximately $8,000 per month for such services. Through December 31, 1996, the Company had paid Adaptrans a total of $159,000 for such services. The Company believes the terms of its engagement of Adaptrans are at least as favorable to the Company as those that could have been obtained from unaffiliated third parties.

    THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND PERFORMANCE GRAPH INCLUDED IN THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE REPORT OR THE PERFORMANCE GRAPH BY REFERENCE THEREIN, AND SHALL NOT BE DEEMED SOLICITING MATERIAL OR OTHERWISE DEEMED FILED UNDER EITHER OF SUCH ACTS.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    During the fiscal year ended December 31, 1996, the Company had a Compensation Committee (the "Committee") of the Board of Directors, which consisted of the eight current directors. Joseph Troy also served on the Committee until his resignation from the Board of Directors on August 14, 1996. The Committee determines the compensation of the directors and executive officers of the Company, other than compensation in the form of stock options under the Company's 1993 Stock Option Plan, which is administered by a committee consisting of Dr. Bell and Mr. Newman (the "1993 Plan Committee").

    The Company's executive compensation programs are designed to provide competitive levels of compensation in order to attract, retain and motivate highly qualified employees; tie individual total compensation to individual performance; and align the interests of directors and executive officers with those of the Company's shareholders. The Company's executive compensation consists of three components: base salary, bonus and stock options.

    BASE SALARIES. In determining salaries for executive officers, the Committee reviews base salary ranges for competitive positions in the market. The Committee generally attempts to set base salary at or near the midpoint of prevailing salaries for comparable positions at comparable companies. In determining annual increases in base salary, the Committee considers (in addition to competitive factors) the recommendations of the Company's Chief Executive Officer and, in some instances, other members of senior management, although no officer makes recommendations or participates in decisions with respect to his or her own compensation. Management's recommendations and the Committee's determinations are based on a subjective assessment of the relative contributions made by the executive officer to the success of the Company in achieving its strategic objectives. Such contributions are measured on the basis of various subjective and objective criteria which are appropriate for the officer's position and responsibilities within the Company. Examples of such criteria include leadership, division or department performance relative to the Company's budget and strategic plan for the year, achievement of certain project milestones, and improvements in customer satisfaction.

    During 1996, Dr. Bell, the Company's Chief Executive Officer, received a base salary of $140,071, representing a 6.5% increase over the salary paid to him in 1995. The determination of Dr. Bell's salary was made on the basis of the factors described above and, in particular, the Committee's subjective assessment of his leadership and contribution to the Company's overall performance in achieving its strategic objectives. Such objectives are not detailed herein because they are believed to constitute proprietary business information, the disclosure of which would adversely affect the competitive position of the Company.

    BONUSES. The Committee may, in its discretion, award cash bonuses to executive officers as an additional performance incentive and to recognize extraordinary contributions to the Company's performance relative to its strategic plan. Such bonuses are subjectively determined by the Committee using substantially the same processes and factors as are described above for determining salary increases, but without regard to competitive factors. Given that the Company continued to incur operating losses in 1996, the Committee determined not to award a bonus to Dr. Bell with respect to such year.

    STOCK OPTIONS. Options to purchase the Company's Common Stock may be granted to executive officers (other than Dr. Bell and Mr. Newman) under the 1993 Stock Option Plan in the discretion of the 1993 Plan Committee. In addition, if the 1997 Plan is approved by shareholders at the Annual Meeting, stock options may be granted to executive officers of the Company under that plan in the discretion of the Board of Directors (or any committee thereof appointed by the Board to administer the 1997 Plan). The Committee believes that such option grants link the interests of management and shareholders by incentivizing management to build shareholder value.

    Stock options are typically granted to an executive officer as an inducement to commence employment with the Company. Thereafter, additional grants of stock options may be made to such executive officer in the discretion of the 1993 Plan Committee to reward the performance of such officer or for other reasons. In determining option grants, the 1993 Plan Committee considers a number of factors (including the officer's performance, his or her position within the Company, and the number of shares or options currently held by the officer), although the 1993 Plan Committee does not attach greater weight to any one factor over the others.

    INTERNAL REVENUE CODE SECTION162(M). Given the current compensation levels of the Company's executive officers and the Company's reported losses for federal income tax purposes, the Committee does not presently anticipate that the limitation contained in Section162(m) of the Internal Revenue Code will affect the deductibility of compensation paid by the Company to its executive officers.

    CONTRACTUAL RESTRICTION ON INCREASES IN EXECUTIVE COMPENSATION. In connection with the Company's public offering completed in March, 1997, the Company agreed with the underwriter for the public offering that the Company would not, until after March 18, 1998, increase the compensation of any of its executive officers above the amounts paid to such officers as of October 8, 1996.

                                          Compensation Committee

                                          Lon E. Bell
                                          Joshua M. Newman
                                          Roy A. Anderson
                                          Roger E. Batzel
                                          John W. Clark
                                          A. Stephens Hutchcraft, Jr.
                                          Michael R. Peevey
                                          Norman R. Prouty, Jr.

PERFORMANCE GRAPH

    The graph below compares the performance of the Company's Common Stock to that of the Nasdaq Stock Market--US Index and the Nasdaq Non-financial Index for the period commencing June 10, 1993 (the date of the Company's initial public offering) and ending December 31, 1996 During the period from June 10, 1993 through December 31, 1996 the Company has been in the development stage.

    The indexes assume that the value of the investment in the Common Stock and each index was $100 on June 10, 1993. The total shareholder returns depicted in the graph are not necessarily indicative of future performance.

                                               JUNE 10,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                                 1993         1993         1994         1995         1996
                                              -----------  -----------  -----------  -----------  -----------
Amerigon Incorporated.......................       100.0        162.5        200.0        179.2         97.9
Nasdaq Stock Market--US Index...............       100.0        110.6        108.1        152.7        188.2
Nasdaq Non-Financial Index..................       100.0        111.1        106.5        146.4        180.6

CERTAIN TRANSACTIONS

    Affiliates of Dr. Bell and/or Mr. Peevey are parties to certain business contracts and arrangements with the Company. See "Compensation Committee Interlocks and Insider Participation" above.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP served as the Company's independent accountants for the fiscal year ended December 31, 1996, and is expected to continue to serve in such capacity for the current year. A representative of Price Waterhouse LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so choose. They will also be available to respond to appropriate questions at such time.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

    The Company undertakes, on written request, to provide, without charge, each person from whom the accompanying proxy is solicited, with a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the SEC, including the financial statements and schedules. Requests should be addressed to Amerigon Incorporated, 404 E. Huntington Drive, Monrovia, California 91016, Attention: Corporate Secretary.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on a review of relevant forms and written representations furnished to the Company, there were four reports required by Section 16(a) of the Exchange Act that were not timely filed during the fiscal year ended December 31, 1996 and prior fiscal years. A Form 3--Initial Statement of Beneficial Ownership--for Mr. Coker was not timely filed in connection with his election as an officer of the Company in March, 1996. The Form 3 for Mr. Coker was filed with the SEC on or about February 14, 1997. A Form 5--Annual Statement of Changes in Beneficial Ownership--for Dr. Bell was not timely filed. The Form 5 was filed with the SEC on or about March 6, 1997. Mr. Clark failed to timely file a Form 3 following his election to the Board of Directors in July, 1996. Mr. Clark's Form 3 was filed with the SEC on or about March 3, 1997. Finally, Mr. Mertes filed a Form 3 on or about February 14, 1997 to report his status as a Company officer as of December 1993.

OTHER MATTERS

    Management is not aware of any matters other than those described in this proxy statement which will be presented for action at the Annual Meeting. If any matters not referred to in this proxy statement should properly come before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment, and discretionary authority to vote under such circumstances is included in the proxy. Matters incident to the conduct of the meeting may also be voted upon pursuant to the proxies.

PROPOSALS FOR NEXT ANNUAL MEETING

    Any proposal that a shareholder intends to present at the next Annual Meeting of Shareholders to be held in June, 1998 must be received at the principal executive offices of the Company by January 10, 1998 if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                          By Order of the Board of Directors,

                                          /s/ JOSHUA M. NEWMAN
                                          JOSHUA M. NEWMAN
                                          SECRETARY

April 30, 1997

                                AMERIGON INCORPORATED

                              1997 STOCK INCENTIVE PLAN



(The following copy of the Amerigon Incorporated 1997 Stock Incentive Plan is filed as an appendix to the proxy materials filed with the Securities and Exchange Commission pursuant to Instruction 3 to Item 10 of Schedule 14A, but is not part of the proxy statement and does not otherwise constitute soliciting material.)

                                  TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

1.  THE PLAN.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

    1.1   PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
    1.2   ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE. . . . .     1
    1.3   PARTICIPATION. . . . . . . . . . . . . . . . . . . . . . . . .     3
    1.4   SHARES AVAILABLE FOR OPTIONS; SHARE LIMITS . . . . . . . . . .     3
    1.5   GRANT OF OPTION. . . . . . . . . . . . . . . . . . . . . . . .     4
    1.6   OPTION PERIOD. . . . . . . . . . . . . . . . . . . . . . . . .     4
    1.7   LIMITATIONS ON EXERCISE AND VESTING OF OPTIONS . . . . . . . .     4
    1.8   NO TRANSFERABILITY . . . . . . . . . . . . . . . . . . . . . .     5

2.  EMPLOYEE OPTIONS.. . . . . . . . . . . . . . . . . . . . . . . . . .     6

    2.1   GRANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
    2.2   OPTION PRICE . . . . . . . . . . . . . . . . . . . . . . . . .     6
    2.3   LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS. . .     6
    2.4   LIMITS ON 10% HOLDERS. . . . . . . . . . . . . . . . . . . . .     7
    2.5   CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS. . . . . . . .     7

3.  NON-EMPLOYEE DIRECTOR OPTIONS. . . . . . . . . . . . . . . . . . . .     7

    3.1   PARTICIPATION. . . . . . . . . . . . . . . . . . . . . . . . .     7
    3.2   ANNUAL OPTION GRANTS . . . . . . . . . . . . . . . . . . . . .     8
    3.3   OPTION PRICE . . . . . . . . . . . . . . . . . . . . . . . . .     8
    3.4   OPTION PERIOD AND EXERCISABILITY . . . . . . . . . . . . . . .     8
    3.5   TERMINATION OF DIRECTORSHIP. . . . . . . . . . . . . . . . . .     8
    3.6   ADJUSTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .     9
    3.7   ACCELERATION UPON A CHANGE IN CONTROL EVENT. . . . . . . . . .     9
    3.8   LIMITATION ON AMENDMENTS . . . . . . . . . . . . . . . . . . .     9

4.  OTHER PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . .     9

    4.1   RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES .     9
    4.2   ADJUSTMENTS; ACCELERATION. . . . . . . . . . . . . . . . . . .    10
    4.3   EFFECT OF TERMINATION OF EMPLOYMENT. . . . . . . . . . . . . .    12
    4.4   COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . . . . .    12
    4.5   TAX WITHHOLDING. . . . . . . . . . . . . . . . . . . . . . . .    12
    4.6   PLAN AMENDMENT, TERMINATION AND SUSPENSION . . . . . . . . . .    13
    4.7   PRIVILEGES OF STOCK OWNERSHIP. . . . . . . . . . . . . . . . .    14
    4.8   EFFECTIVE DATE OF THE PLAN . . . . . . . . . . . . . . . . . .    14
    4.9   TERM OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . .    14
    4.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY. . . . . . . . . . . .    14
    4.11  CAPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .    15

    4.12   EFFECT OF CHANGE OF SUBSIDIARY STATUS . . . . . . . . . . .      15
    4.13   NON-EXCLUSIVITY OF PLAN . . . . . . . . . . . . . . . . . .      15

5.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .      15

    5.1    DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . .      15

                                AMERIGON INCORPORATED

                              1997 STOCK INCENTIVE PLAN



1.  THE PLAN.

    1.1  PURPOSE.

         The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Options to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article 3. "CORPORATION" means Amerigon Incorporated and "COMPANY" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 5.

    1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

         (a) COMMITTEE. This Plan shall be administered by and all Options to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

         (b) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

              (i) to determine from among those persons eligible the particular Eligible Employees who will receive any Options;

              (ii) to grant Options to Eligible Employees, determine the price at which securities will be offered and the amount of securities to be offered to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination of such Options;

              (iii) to approve the forms of Option Agreements (which need not be identical either as to type of award or among Participants);

              (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants who are granted Options under Article 2 of this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

              (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Employees, subject to any required consent under Section 4.6;

              (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 1.6; and

              (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

    Notwithstanding the foregoing, the provisions of Article 3 relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating, and the discretion of the Committee shall not extend to such Options in any manner that would be impermissible under Rule 16b-3.

         (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

         (d)  RELIANCE ON EXPERTS.   In making any determination or in taking
    or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

         (e) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    1.3  PARTICIPATION.

         Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee shall so determine. Non-Employee Directors shall only be eligible to receive Nonqualified Stock Options granted automatically without action of the Committee under the provisions of Article 3.

    1.4  SHARES AVAILABLE FOR OPTIONS; SHARE LIMITS.

         (a) SHARES AVAILABLE. Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

         (b) SHARE LIMITS. The maximum number of shares of Common Stock that may be delivered pursuant to all Options (including both Nonqualified Stock Options and Incentive Stock Options) granted under this Plan shall not exceed 750,000 shares (the "SHARE LIMIT"). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 600,000 shares. The maximum number of shares of Common Stock that may be delivered to Non-Employee Directors under the provisions of Article 3 shall not exceed 150,000 shares. The maximum number of shares subject to those options that are granted during any calendar year to any Eligible Employee shall be limited to 100,000. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.

         (c) SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED OPTIONS. No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Option, plus (ii) the number of shares that have previously been issued pursuant to Options granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Options which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan. Except as limited by law, if an Option is settled only in cash, such Option need not be counted against any of the limits under this Section 1.4.

    1.5  GRANT OF OPTION.

         Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Option and the price to be paid for the shares. Each Option shall be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant.

    1.6  OPTION PERIOD.

         Each Option and all executory rights or obligations under the related Option Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than ten (10) years after the Option Date.

    1.7  LIMITATIONS ON EXERCISE AND VESTING OF OPTIONS.

         (a) PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Option shall be exercisable or shall vest until at least six months after the initial Option Date, and once exercisable an Option shall remain exercisable until the expiration or earlier termination of the Option.

         (b) PROCEDURE. Any exercisable Option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(a) or 3.3, as the case may be.

         (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

    1.8  NO TRANSFERABILITY.

         (a) LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Option Agreement, as the same may be amended, (i) all Options are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Options shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Option shall be delivered only to (or for the account of) the Participant.

         (b) EXCEPTIONS. The Committee may permit Options to be exercised by and paid to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall be subject to any and all applicable transfer restrictions under the Code.

         (c) FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

              (i)    transfers to the Corporation,

              (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

              (iii)  transfers pursuant to a QDRO order,

              (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

              (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

    Notwithstanding the foregoing, Incentive Stock Options shall be subject to all applicable transfer restrictions under the Code.

2.  EMPLOYEE OPTIONS.

    2.1  GRANTS.

         One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, and such intent shall be indicated in the applicable Option Agreement.

    2.2  OPTION PRICE.

         (a) PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the grant, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the date of grant.

         (b) PAYMENT PROVISIONS. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, PROVIDED, HOWEVER, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

    2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

         (a) $100,000 LIMIT. To the extent that the aggregate "fair market value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

         (b) OPTION PERIOD. Each Option and all rights thereunder shall expire no later than ten years after the Option Date.

         (c) OTHER CODE LIMITS. There shall be imposed in any Option Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

    2.4  LIMITS ON 10% HOLDERS.

         No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

    2.5  CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS.

         Subject to Section 1.4 and Section 4.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the number of shares subject to, the restrictions upon or the term of, an Option granted under this Article by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.


3.  NON-EMPLOYEE DIRECTOR OPTIONS.

    3.1  PARTICIPATION.

         Options under this Article 3 shall be made only to Non-Employee Directors and shall be evidenced by Option Agreements substantially in the form of Exhibit A hereto.

    3.2  ANNUAL OPTION GRANTS.

         (a) ANNUAL OPTIONS. On the first business day of each calendar year during the term of this Plan, commencing with the first business day occurring in 1998, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Option Date of which shall be such date) to each Non-Employee Director then in office to purchase 5,000 shares of Common Stock.

         (b) MAXIMUM NUMBER OF SHARES. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4(a) shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 3.2 in any calendar year.

    3.3  OPTION PRICE.

         The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Option Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, PROVIDED THAT any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

    3.4  OPTION PERIOD AND EXERCISABILITY.

         Each Option granted under this Article 3 and all rights or obligations thereunder shall expire ten years after the Option Date and shall be subject to earlier termination as provided below. Subject to section 3.5 below, each Option granted under Section 3.2 shall become exercisable on the first anniversary of the Option Date.

    3.5  TERMINATION OF DIRECTORSHIP.

         If a Non-Employee Director's services as a member of the Board of Directors terminate for any reason other than Total Disability, death or retirement, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for two years after the date of such termination or until the expiration of the stated term, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate because of Total Disability or death, then all Options granted pursuant to this Article shall become immediately exercisable and may be exercised for two years after the effective date of the termination of service or until the expiration of the stated term, whichever first occurs. If a Non-Employee Director retires on or after age 65 and after ten years of service as a Director, all Options granted pursuant to this Article shall become immediately exercisable and may be exercised for five years after the date of retirement or until the expiration of the stated term, whichever first occurs.

    3.6  ADJUSTMENTS.

         Options granted under this Article 3 shall be subject to adjustment as provided in Section 4.2, but only to the extent that (a) such adjustment and the Committee's actions in respect thereof satisfy the requirements of all applicable law, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

    3.7  ACCELERATION UPON A CHANGE IN CONTROL EVENT.

         Upon the occurrence of a Change in Control Event, each Option granted under Section 3.2 hereof shall become immediately exercisable in full; provided, however, that none of the Options granted under Section 3.2 shall be accelerated to a date less than six months after the Award Date of such Option. To the extent that any Option granted under this Article 3 is not exercised prior to
(i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 3.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

    3.8  LIMITATION ON AMENDMENTS.

         The provisions of this Article 3 shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or the rules thereunder).


4.  OTHER PROVISIONS.

    4.1  RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES.

         (a) EMPLOYMENT STATUS. Status as an Eligible Employee shall not be construed as a commitment that any Option will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

         (b) NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

         (c) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

    4.2  ADJUSTMENTS; ACCELERATION.

         (a) ADJUSTMENTS. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (i) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Options (including the specific numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options, (c) the exercise price of any or all outstanding Options, or (d) the securities, cash or other property deliverable upon exercise of any outstanding Options, or (ii) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; PROVIDED, HOWEVER, in each case, that with respect to Incentive Stock Options, no such adjustment shall be made which would cause this Plan to violate Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

         (b) ACCELERATION OF OPTIONS UPON CHANGE IN CONTROL. As to any Participant who has been granted an Option pursuant to Article 2, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Options or determines that only certain or limited benefits under Options shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event each Option shall become immediately exercisable; provided, however, that in no event shall any Option be accelerated as to any Section 16 Person to a date less than six months after the Option Date of such Award. The Committee may override the limitations on acceleration in this Section 4.2(b) by express provision in the Option Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

         (c) POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option under this Plan (other than an Option granted under Article 3) has been fully accelerated as permitted by Section 4.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 4.2(a) that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 4.2(a) that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option, such Option shall thereupon terminate.

    4.3  EFFECT OF TERMINATION OF EMPLOYMENT.

         The Committee shall establish in respect of each Option granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination or otherwise.

    4.4  COMPLIANCE WITH LAWS.

         This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

    4.5  TAX WITHHOLDING.

         (a) CASH OR SHARES. Upon any exercise of any Option or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

         (b) TAX LOANS. The Company may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common

    Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

    4.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.

         (a) BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

         (b) SHAREHOLDER APPROVAL. Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to shareholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

         (c) AMENDMENTS TO OPTIONS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Option. Notwithstanding anything else contained herein to the contrary, the Committee shall not, without prior shareholder approval (i) authorize the amendment of outstanding Options to reduce the exercise price, as applicable, except as contemplated by Section 4.2, or (ii) cancel and replace outstanding Options with similar Options having an exercise or base price which is lower, except as contemplated by Section 4.2.

         (d) LIMITATIONS ON AMENDMENTS TO PLAN AND OPTIONS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6.

    4.7  PRIVILEGES OF STOCK OWNERSHIP.

         Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

    4.8  EFFECTIVE DATE OF THE PLAN.

         This Plan shall be effective as of April 24, 1997, the date of Board approval, subject to shareholder approval within 12 months thereafter.

    4.9  TERM OF THE PLAN.

         No Option shall be granted more than ten years after the effective date of this Plan (the "TERMINATION DATE"). Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder shall continue during any suspension of this Plan and in respect of outstanding Options on such Termination Date.

    4.10 GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

         (a) CHOICE OF LAW. This Plan, the Options, all documents evidencing Options and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

         (b) SEVERABILITY. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

         (c)  PLAN CONSTRUCTION.

              (1) RULE 16b-3. It is the intent of the Corporation that transactions in and affecting Options in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of these transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

              (2) SECTION 162(m). It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

    4.11 CAPTIONS.

         Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

    4.12 EFFECT OF CHANGE OF SUBSIDIARY STATUS.

         For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

    4.13 NON-EXCLUSIVITY OF PLAN.

         Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.


5.  DEFINITIONS.

    5.1  DEFINITIONS.

         (a) "BENEFICIARY" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

         (b)  "BOARD" shall mean the Board of Directors of the Corporation.

         (c)  "CHANGE IN CONTROL EVENT" shall mean any of the following:

              (i) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

              (ii) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not wholly owned by the Corporation, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

              (iii) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not wholly owned by the Corporation;

              (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 20% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

              (v) A majority of the Board not being composed of Continuing Directors.

         (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (e)  "COMMISSION" shall mean the Securities and Exchange Commission.

         (f) "COMMITTEE" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to
    Section 162(m) of the Code, shall be an "outside" director within the meaning of Section 162(m) of the Code, and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

         (g) "COMMON STOCK" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 4.2 of this Plan.

         (h) "COMPANY" shall mean, collectively, the Corporation and its Subsidiaries.

         (i) "CONTINUING DIRECTORS" shall mean persons who were members of the Board on June 17, 1997 or nominated for election or elected to the Board with the affirmative vote of at least three-fourths of the directors who were Continuing Directors at the time of such nomination or election.

         (j) "CORPORATION" shall mean Amerigon Incorporated, a California corporation and its successors.

         (k) "DISINTERESTED" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

         (l) "ELIGIBLE EMPLOYEE" shall mean an officer (whether or not a director) or other key employee of the Company.

         (m) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         (n) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (o) "FAIR MARKET VALUE" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

    (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

         (p) "INCENTIVE STOCK OPTION" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

         (r) "NONQUALIFIED STOCK OPTION" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

         (s) "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

         (t) "OPTION" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Article 3 shall be Nonqualified Stock Options.

         (u) "OPTION AGREEMENT" shall mean any writing setting forth the terms of an Option that has been authorized by the Committee.

         (v) "OPTION DATE" shall mean the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the Option or, in the case of Options under Article 3, the applicable dates set forth therein.

         (w) "OPTION PERIOD" shall mean the period beginning on an Option Date and ending on the expiration date of such Option.

         (x) "PARTICIPANT" shall mean an Eligible Employee who has been granted an Option under this Plan and a Non-Employee Director who has been granted an Option under Article 3 of this Plan.

         (y) "PERSONAL REPRESENTATIVE" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

         (z)  "PLAN" shall mean this 1997 Stock Incentive Plan.

         (aa) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

         (bb) "RULE 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

         (cc) "SECTION 16 PERSON" shall mean a person subject to Section 16(a) of the Exchange Act.

         (dd) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

         (ee) "SUBSIDIARY" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

         (ff) "TOTAL DISABILITY" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                                                                       EXHIBIT A

                                AMERIGON INCORPORATED

                                  ELIGIBLE DIRECTOR

                         NONQUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT dated as of the _____ day of _____________, 19__, by and between Amerigon Incorporated, a California corporation (the "CORPORATION"), and ________________ (the "DIRECTOR").

                                 W I T N E S S E T H

         WHEREAS, the Corporation has adopted and the shareholders of the Corporation have approved the Amerigon Incorporated 1997 Stock Incentive Plan (the "PLAN"); and

         WHEREAS, pursuant to Article 3 of the Plan, the Corporation has granted an option (the "OPTION") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of
Section 422 of the Code;

         NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

         1. OPTION GRANT. This Agreement evidences the grant to the Director, as of ___________, 19__ (the "OPTION DATE"), of an Option to purchase an aggregate of _____ shares of Common Stock, par value [$____] per share, under
Article 3 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

         2. EXERCISE PRICE. The Option entitles the Director to purchase (subject to the terms of Sections 3 through 5 below) all or any part of the Option shares at a price per share of $_______, which amount represents the Fair Market Value of a share on the Option Date.

         3. OPTION EXERCISABILITY AND TERM. The Option will become and remain exercisable on ______________, 19__, subject to acceleration under
Section 3.7 of the Plan.  The Option shall terminate on ____________, 19__,*

---------------------

*   Insert day before the tenth anniversary of the Option Date.

unless earlier terminated in accordance with the terms of Section 3.4, 3.5, or
3.7 of the Plan.

         4. SERVICE AND EFFECT OF TERMINATION OF SERVICE. The Director agrees to serve as a director in accordance with the provisions of the Corporation's Articles of Incorporation, bylaws and applicable law. If the Director's services as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 3.5 of the Plan.

         5. GENERAL TERMS. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                       AMERIGON INCORPORATED
                                       (a California corporation)


                                       By
                                          ---------------------------

                                       Title
                                             ------------------------


                                       DIRECTOR



                                       -----------------------------
                                               (Signature)



                                       -----------------------------
                                              (Print Name)



                                       -----------------------------
                                                (Address)


                                       -----------------------------
                                          (City, State, Zip Code)

                                  CONSENT OF SPOUSE




         In consideration of the execution of the foregoing Nonqualified Stock Option Agreement by Amerigon Incorporated, I, _______________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED:               , 19  .
       --------------    --



                                        ---------------------------
                                            Signature of Spouse

(The following copy of the form of Nonstatutory Stock Option Agreement is filed as an appendix to the proxy materials filed with the Securities and Exchange Commission pursuant to Instruction 3 to Item 10 of Schedule 14A, but is not part of the proxy statement and does not otherwise constitute soliciting material.)

                                                       [Form of Non-Plan Option
                                                 Grant to Continuing Directors]

                              AMERIGON INCORPORATED
                      NONSTATUTORY STOCK OPTION AGREEMENT


         THIS AGREEMENT (the "Agreement") is dated as of the ___ day of _____, 1997, by and between Amerigon Incorporated, a California corporation (the "Company"), and _______________ (the "Optionee").


                               W I T N E S S E T H


         WHEREAS, effective as of April 8, 1997 (the "Option Date"), the Company's Board of Directors granted to the Optionee, a nonstatutory option (the "Option") to purchase all or any part of an aggregate of __________ shares of the Company's Class A Common Stock, no par value ("Common Stock"), upon the terms and conditions set forth herein, the grant of which options are contingent upon the ratification by the Company's shareholders of such grant.

         NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

         1. DEFINED TERMS. The Option hereunder is not being issued pursuant to the Company's 1993 Stock Option Plan, as amended, nor pursuant to the Company's 1997 Stock Incentive Plan (the "1997 Plan"). However, for ease of reference, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the 1997 Plan.

         2. OPTION GRANT. Subject to the terms and conditions contained herein, the Company hereby grants to the Optionee the option and right to purchase all or any part of an aggregate of _______________ shares of Common Stock at a price of $3.375 per share, subject to adjustment as provided in
Section 6 hereof.

         3. OPTION EXERCISABILITY AND TERM. The Option granted hereunder may be exercised in whole or in part (but for a whole number of shares) at any time and from time to time on or after the Option Date and prior to the day before the fifth anniversary of the Option Date (such day being referred to herein as the "Expiration Date"). Unless earlier terminated in accordance with Section 5 hereof, the Option shall expire on the Expiration Date.

         4. METHOD OF EXERCISE OF OPTION AND PAYMENT OF PURCHASE PRICE. Subject to such further limitations and rules or procedures as the Board of Directors may from time to time establish, the exercise of all or any portion of the Option shall be by means of written notice of exercise delivered to the Company, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required by Section 12 of this Agreement.

         The purchase price of any shares purchased on exercise of the Option shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds; (ii) by check payable to the order of the Company; (iii) by notice and third party payment in such manner as may be authorized by the Board of Directors; or (iv) subject to the receipt of applicable regulatory approvals, by the delivery of shares of Common Stock already owned by Optionee; PROVIDED, HOWEVER, that the Board of Directors may in its absolute discretion limit the Optionee's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of the Option shall be valued at their Fair Market Value on the date of exercise.

         5. SERVICE AND EFFECT OF TERMINATION OF SERVICE. If the Optionee's service as a director of the Company shall terminate prior to the expiration of the Option, then the Option shall expire on the date which is the earlier of the Expiration Date or thirty (30) calendar days from the date upon which the Optionee terminates service as a director (the "Service Termination Date"); provided, however, that (i) if the Optionee's service as a director of the Company terminates due to death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), then the Option shall expire on the date which is the earlier of the Expiration Date or three (3) years from the Service Termination Date; and
(ii) if the Optionee retires from the Board of Directors upon or after reaching age 65 and after having served as a director for at least 10 years, then the Option shall expire on the date which is the earlier of the Expiration Date or five years after the Service Termination Date.

         6. ADJUSTMENTS. Section 4.2 of the 1997 Plan is incorporated herein by reference. The Option shall be subject to adjustment as provided in Section
4.2 of the 1997 Plan, but only to the extent that (a) such adjustment and the Board of Directors' actions in respect thereof satisfy the requirements of all applicable law, (b) such adjustment in the case of a Change of Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Company, and (c) such adjustment is consistent with adjustments to options granted under the 1997 Plan and held by persons other than executive officers or directors of the Company.

         7. NO TRANSFERABILITY. Section 1.8 of the 1997 Plan is incorporated herein by reference. Unless otherwise expressly provided in (or pursuant to)
Section 1.8 of the 1997 Plan or by applicable law, (i) the Option is nontransferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) the Option shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to the Option shall be delivered only to (or for the account of) the Optionee.

         Notwithstanding the foregoing, the Option shall be subject to all applicable transfer restrictions under the Code.

         8. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Secretary of the Company at its principal office, and any notice to be given to the Optionee shall be addressed to him or her at the address given beneath the Optionee's signature hereto or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

         9. SHAREHOLDER APPROVAL. The Option and all rights of Optionee thereunder are contingent upon and subject to ratification by the shareholders of the Company by the vote required under the Company's bylaws. If the Company's shareholders do not ratify the grant of the Option hereunder, this Agreement shall be of no force or effect and no grant of the Option shall be made hereunder.

         10. OPTION IS A PLAN. To the extent that Common Stock is issued under this Agreement, this Agreement shall be regarded as a stock option plan adopted by the Company.

         11. TAX WITHHOLDING. Section 3.5 of the 1997 Plan is incorporated herein by reference, and the provisions therein relating to tax withholding shall govern for the same purposes here.

         12. COMPLIANCE WITH LAWS. The granting and vesting of the Option under this Agreement and the offer, issuance and delivery of Common Stock pursuant to the Option are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws (including, but not limited to, registration and qualification requirements thereunder) and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Agreement shall be subject to such restrictions, and the Optionee shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand as of the day and year first above written.


                             AMERIGON INCORPORATED



                             By:________________________________

                             Title:______________________________



                             OPTIONEE



                             ___________________________________
                                       (Signature)

                             ___________________________________
                                       (Print Name)

                             ___________________________________
                                       (Address)

                             ___________________________________
                                  (City, State, Zip Code)

                             ___________________________________
                                  (Social Security Number)

                               CONSENT OF SPOUSE



         In consideration of the execution of the foregoing Nonstatutory Stock Option Agreement by Amerigon Incorporated, I, _________________ the spouse of the Optionee herein named, do hereby join with my spouse in executing the foregoing Nonstatutory Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof.


Date: _________________ ________________________________
                             Signature of Spouse

(The following copy of the form of Nonstatutory Stock Option Agreement is filed as an appendix to the proxy materials filed with the Securities and Exchange Commission pursuant to Instruction 3 to Item 10 of Schedule 14A, but is not part of the proxy statement and does not otherwise constitute soliciting material.)




                                                       [Form of Non-Plan Option
                                                   Grant to Outgoing Directors]



                           AMERIGON INCORPORATED
                     NONSTATUTORY STOCK OPTION AGREEMENT


      THIS AGREEMENT (the "Agreement") is dated as of the ___ day of _____, 1997, by and between Amerigon Incorporated, a California corporation (the "Company"), and _______________________ (the "Optionee").


                             W I T N E S S E T H
                             -------------------

         WHEREAS, effective as of April 8, 1997 (the "Option Date"), the Company's Board of Directors granted to the Optionee, a nonstatutory option (the "Option") to purchase all or any part of an aggregate of _________ shares of the Company's Class A Common Stock, no par value ("Common Stock"), upon the terms and conditions set forth herein, the grant of which options are contingent upon the ratification by the Company's shareholders of such grant.

         NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

         1. DEFINED TERMS. The Option hereunder is not being issued pursuant to the Company's 1993 Stock Option Plan, as amended, nor pursuant to the Company's 1997 Stock Incentive Plan (the "1997 Plan"). However, for ease of reference, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the 1997 Plan.

         2. OPTION GRANT. Subject to the terms and conditions contained herein, the Company grants to the Optionee the option and right to purchase all or any part of an aggregate of _____________shares of Common Stock at a price of $3.375 per share, subject to adjustment as provided in Section 5 hereof.

         3. OPTION EXERCISABILITY AND TERM. The Option granted hereunder may be exercised in whole or in part (but for a whole number of shares) at any time and from time to time on or after the Option Date and prior to the day before the third anniversary of the Option Date (such day being referred to herein as the "Expiration Date"). The Option shall expire on the Expiration Date.

         4. METHOD OF EXERCISE OF OPTION AND PAYMENT OF PURCHASE PRICE. Subject to such further limitations and rules or procedures as the Board of Directors may from time to time establish, the exercise of all or any portion of the Option shall be by means of written notice of exercise delivered to the Company, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required by Section 12 of this Agreement.

         The purchase price of any shares purchased on exercise of the Option shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds; (ii) by check payable to the order of the Company; (iii) by notice and third party payment in such manner as may be authorized by the Board of Directors; or (iv) subject to the receipt of applicable regulatory approvals, by the delivery of shares of Common Stock already owned by Optionee; PROVIDED, HOWEVER, that the Board of Directors may in its absolute discretion limit the Optionee's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of the Option shall be valued at their Fair Market Value on the date of exercise.

         5. ADJUSTMENTS. Section 4.2 of the 1997 Plan is incorporated herein by reference. The Option shall be subject to adjustment as provided in Section
4.2 of the 1997 Plan, but only to the extent that (a) such adjustment and the Board of Directors' actions in respect thereof satisfy the requirements of all applicable law, (b) such adjustment in the case of a Change of Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Company, and (c) such adjustment is consistent with adjustments to options granted under the 1997 Plan and held by persons other than executive officers or directors of the Company.

         6. NO TRANSFERABILITY. Section 1.8 of the 1997 Plan is incorporated herein by reference. Unless otherwise expressly provided in (or pursuant to)
Section 1.8 of the 1997 Plan or by applicable law, (i) the Option is nontransferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) the Option shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to the Option shall be delivered only to (or for the account of) the Optionee.

         Notwithstanding the foregoing, the Option shall be subject to all applicable transfer restrictions under the Code.

         7. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Secretary of the Company at its principal office, and any notice to be given to the Optionee shall be addressed to him or her at the address given beneath the Optionee's signature hereto or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

         8. SHAREHOLDER APPROVAL. The Option and all rights of Optionee thereunder are contingent upon and subject to ratification by the shareholders of the Company by the vote required under the Company's bylaws. If the Company's shareholders do not ratify the grant of the Option hereunder, this Agreement shall be of no force or effect and no grant of the Optioin shall be made hereunder.

         9. OPTION IS A PLAN. To the extent that Common Stock is issued under this Agreement, this Agreement shall be regarded as a stock option plan adopted by the Company.

         10. TAX WITHHOLDING. Section 3.5 of the 1997 Plan is incorporated herein by reference, and the provisions therein relating to tax withholding shall govern for the same purposes here.

         11. COMPLIANCE WITH LAWS. The granting and vesting of the Option under this Agreement and the offer, issuance and delivery of Common Stock pursuant to the Option are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws (including, but not limited to, registration and qualification requirements thereunder) and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Agreement shall be subject to such restrictions, and the Optionee shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand as of the day and year first above written.


                             AMERIGON INCORPORATED



                             By:________________________________

                             Title:______________________________



                             OPTIONEE



                             ___________________________________
                                       (Signature)

                             ___________________________________
                                       (Print Name)

                             ___________________________________
                                       (Address)

                             ___________________________________
                                  (City, State, Zip Code)

                             ___________________________________
                                  (Social Security Number)

                               CONSENT OF SPOUSE
                               -----------------


         In consideration of the execution of the foregoing Nonstatutory Stock Option Agreement by Amerigon Incorporated, I, _________________ the spouse of the Optionee herein named, do hereby join with my spouse in executing the foregoing Nonstatutory Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof.


Date: _________________ ________________________________
                             Signature of Spouse

P R O X Y                    AMERIGON INCORPORATED
                            404 E. HUNTINGTON DRIVE
                        MONROVIA, CALIFORNIA 91016-3600

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, revoking all prior proxies, hereby appoints Lon E. Bell and Richard A. Weisbart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Class A Common Stock of Amerigon Incorporated held of record by the undersigned on April 28, 1997 at the Annual Meeting of Shareholders to be held on June 16, 1997 or any adjournment thereof.

       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE
                 /X/ Please mark you votes as in this example.

    Proposal (1):  The election of directors for Amerigon Incorporated

      NOMINEES:

Roy A. Anderson          John W. Clark                Michael R. Peevey
Lon E. Bell, Ph.D.       A. Stephens Hutchcraft, Jr.  Richard A. Weisbart

 / / FOR                    / / WITHHELD                    / / FOR ALL EXCEPT*

                         *Nominee Exception(s) (print name(s))

      (This proxy grants the named proxies discretionary authority to vote cumulatively as described in the accompanying proxy statement if cumumlative voting applies in the election of directors).

    Proposal (2):  Approval of the Amerigon Incorporated 1997 Stock Incentive
Plan.

     / / FOR                    / / AGAINST                    / / ABSTAIN

    Proposal (3):  Ratification of the grant to six of the Company's directors of options to purchase an aggregate of 220,000 shares of Amerigon Incorporated Class A Common Stock.

     / / FOR                    / / AGAINST                    / / ABSTAIN

    In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THIS CARD, FOR PROPOSAL (2) AND FOR PROPOSAL (3).

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                                  Dated: _________________, 1997
                                                  Signature_____________________
                                                  ______________________________
                                                    Signature if held jointly

                                                  Please sign exactly as your
                                                  name appears. When shares are
                                                  held by joint tenants, both
                                                  should sign. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title as such. If a
                                                  corporation, please sign in
                                                  full corporation name, by
                                                  President or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name, by authorized person.